Vessels, net	6 Months Ended
Jun. 30, 2026
Property, Plant and Equipment [Abstract]
Vessels, net
4.	Vessels, net
An analysis of vessels, net is as follows:

	Vessel Cost	Accumulated depreciation	Net book value
Balance as of December 31, 2025	$489,247,193	$(153,840,412)	$335,406,781

Acquisitions and improvements	35,408,000	—	35,408,000

Depreciation for the period	—	(16,125,505)	(16,125,505)

Balance as of June 30, 2026	$524,655,193	$(169,965,917)	$354,689,276

The additions during the six-month period ended June 30, 2026 relate to the acquisition of two vessels “Post Marvel” and “Eco Crossfire” (Note 3).
As of June 30, 2026, the Company performed an impairment review of its vessels, due to the prevailing conditions in the shipping industry. As the undiscounted net operating cash flows, for the two vessels whose fair value was below their carrying value, as of June 30, 2026, exceeded each vessel’s carrying value, no impairment was recognized for the six-month period ended June 30, 2026.